UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KIMCO REALTY CORPORATION
Name of the Registrant as Specified in its Charter

____________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KIMCO REALTY CORPORATION
3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NY 11042-0020
____________

ADDITIONAL MATERIAL FOR PROXY STATEMENT
DATED MARCH 19, 2013

Under “Equity Participation Plan,” the final sentence (p. 42) is amended and superseded to say “In addition, 1,093,423, 391,435, and 338,926 shares of restricted stock were issued during 2012, 2011, and 2010, respectively.” No other changes are being made to the proxy statement.